UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 0523

The Dreyfus Fund Incorporated
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	12/31
Date of reporting period:	12/31/08

FORM N-CSR

Item 1.	Reports to Stockholders.

The Dreyfus Fund Incorporated

ANNUAL REPORT
December 31, 2008

Dreyfus
A BNY Mellon Company™

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses With Those of Other Funds
8	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
16	Financial Highlights
17	Notes to Financial Statements
25	Report of Independent Registered Public Accounting Firm
26	Important Tax Information
27	Information About the Review and Approval of the Fund’s Management Agreement
31	Board Members Information
33	Officers of the Fund
FOR MORE INFORMATION
Back Cover

The Dreyfus Fund
Incorporated

The Fund

A LETTER FROM THE CEO

Dear Shareholder:

We present to you this annual report for The Dreyfus Fund Incorporated, covering the 12-month period from January 1, 2008, through December 31, 2008.

2008 was the most difficult year in decades for the economy and stock market.A credit crunch that originated in 2007 in the U.S. sub-prime mortgage market exploded in mid-2008 into a global financial crisis, resulting in the failures of major financial institutions, a deep and prolonged recession and lower investment values across a broad range of asset classes. Governments and regulators throughout the world moved aggressively to curtail the damage, implementing unprecedented reductions of short-term interest rates, massive injections of liquidity into the banking system, government bailouts of struggling companies and plans for massive economic stimulus programs.

Although we expect the U.S. and global economies to remain weak until longstanding imbalances have worked their way out of the system, the financial markets currently appear to have priced in investors’ generally low expectations. In previous recessions, however, the markets have tended to anticipate economic improvement before it occurs, potentially leading to major rallies when few expected them. That’s why it makes sense to remain disciplined, maintain a long-term perspective and adopt a consistent asset allocation strategy that reflects one’s future goals and attitudes toward risk. As always, we urge you to consult with your financial advisor, who can recommend the course of action that is right for you.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chief Executive Officer
The Dreyfus Corporation
January 15, 2009

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2008, through December 31, 2008, as provided by Sean P. Fitzgibbon, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended December 31, 2008,The Dreyfus Fund Incorporated produced a total return of –38.21%.1 In comparison, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, provided a total return of –36.99% for the same period.2

Stocks suffered steep declines during 2008 due to slowing economic growth and a financial crisis that limited the availability of capital for corporations, consumers and investors.All sectors of the S&P 500 Index experienced substantial declines, contributing to the benchmark’s worst performance for a single calendar year since the 1930s.While the fund outperformed its benchmark in some sectors, weak individual stock selections in others, particularly the health care and industrial sectors, caused its performance to lag the benchmark.

The Fund’s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital. Current income is a secondary goal. To pursue these goals, the fund focuses on large-capitalization U.S. companies with strong positions in their industries and catalysts that can trigger a price increase. We use fundamental analysis to create a broadly diversified portfolio composed of a blend of growth stocks, value stocks and stocks that exhibit characteristics of both investment styles. We select stocks based on how shares are priced relative to the underlying company’s perceived intrinsic worth, the sustainability or growth of earnings or cash flow, and the company’s financial health.

Avoiding Some of the Market’s Weakest Stocks

The stock market proved exceptionally volatile in 2008. Most energy and basic materials stocks rose sharply over the first half of the year in

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

response to strong global demand for industrial commodities, but plunged over the second half as economic growth slowed and demand waned. U.S. home prices deflated, undermining the value of securi-tized mortgage instruments and leading to the failure of several major Wall Street firms. Financial institutions curtailed lending to corporate and individual borrowers, making it more difficult for them to fund operations and purchases, respectively.The unemployment rate surged, and consumer confidence plunged. In late November, the National Bureau of Economic Research confirmed that the U.S. economy was mired in its first recession since 2001.

Health Care and Industrial Holdings Lagged Market Averages

Our stock selection fell short in the health care sector.We had established a substantially overweighted position in pharmaceutical giant Merck & Co., which was sold during the reporting period because we believed that concerns about the efficacy of one of the company’s key drugs were overblown. However, studies eventually indicated less effective results from the Merck therapy, causing the stock to decline further. This was compounded by slowing momentum in their vaccine business, which had played a significant role in our thesis. Another health care holding, medical equipment maker Thermo Fisher Scientific, lost ground as pharmaceutical companies cut back on research and development budgets in the weakening economy.

The industrials sector also generally disappointed. Dramatically slowing global economic growth triggered sharp declines among construction and heavy equipment makers during the second half of 2008.Terex, a construction equipment manufacturer, fell precipitously, causing us to eliminate the position. Eaton, a producer of electrical systems for automotive and other purposes, also suffered sharp declines before the fund sold its position.

While the fund held some of the market’s hard-hit financial stocks, such as Bank of America, Citigroup andWachovia, we generally limited exposure to companies that we believed were of questionable credit quality.As a result, the fund outperformed its benchmark in the financials sector, particularly during the third quarter of 2008. Holdings such as Wells Fargo & Company and ACE Ltd. preserved more of their value than the sector as a whole.The fund also achieved relatively strong performance in the utilities sector by focusing on companies with strong balance sheets, such as American Electric Power and Southern. Other relatively good performers included Delta Air Lines, which benefited during the final months of the year from declining fuel prices and an improving cost structure; and Family Dollar Stores, which was bolstered by consumers’ increasingly cost-conscious buying habits.

Positioned for Current Weakness and Eventual Recovery

As 2009 begins, we believe the market has shown signs of stabilizing as investors appear to come to grips with the real problems — and potential opportunities — of today’s economic climate.We have been focusing on the quality of company balance sheets and their potential vulnerability to the ongoing financial crisis. At the same time, we have begun to adopt positions in companies that we believe were punished too severely during the downturn, potentially positioning them to benefit more strongly as investors return to a focus on underlying business fundamentals in an eventual economic recovery. For example, in the industrials sector, we have increased the fund’s exposure to companies that we believe can benefit from increased government spending on infrastructure projects, as well as companies that are capturing market share from weaker competitors during this difficult time.

January 15, 2009

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in The Dreyfus Fund Incorporated and the Standard & Poor’s 500 Composite Stock Price Index

Average Annual Total Returns as of 12/31/08
	1 Year	5 Years	10 Years
Fund	(38.21)%	(2.53)%	(1.98)%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in The Dreyfus Fund Incorporated on 12/31/98 to a
$10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses.The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in The Dreyfus Fund Incorporated from July 1, 2008 to December 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2008

Expenses paid per $1,000†	$3.25
Ending value (after expenses)	$700.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2008

Expenses paid per $1,000†	$3.86
Ending value (after expenses)	$1,021.32

† Expenses are equal to the fund’s annualized expense ratio of .76%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS
December 31, 2008

Common Stocks—99.9%	Shares	Value ($)
Consumer Discretionary—10.0%
Carnival	249,620	6,070,758
Darden Restaurants	267,835	7,547,590
Family Dollar Stores	220,301	5,743,247
Gap	582,280	7,796,729
Home Depot	600,318	13,819,320
International Game Technology	358,728	4,265,276
Kohl’s	113,630 [a]	4,113,406
News, Cl. A	678,566	6,168,165
News, Cl. B	766,200	7,340,196
Omnicom Group	216,300	5,822,796
Ross Stores	155,610	4,626,285
SK Equity Fund, LP (Units)	1.28 [c]	78,260
Time Warner	828,758	8,337,305
		81,729,333
Consumer Staples—13.9%
Cadbury, ADR	177,856	6,344,124
Coca-Cola Enterprises	474,170	5,704,265
Colgate-Palmolive	208,594	14,297,033
CVS Caremark	315,864	9,077,931
Dean Foods	378,970 [a]	6,810,091
Energizer Holdings	104,950 [a]	5,681,993
Kraft Foods, Cl. A	214,532	5,760,184
Lorillard	85,000	4,789,750
PepsiCo	348,100	19,065,437
Philip Morris International	337,475	14,683,537
Wal-Mart Stores	371,289	20,814,461
		113,028,806
Energy—13.8%
Anadarko Petroleum	107,400	4,140,270
Chevron	370,870	27,433,254
ENI, ADR	204,260	9,767,713
Exxon Mobil	77,937	6,221,711

Common Stocks (continued)	Shares	Value ($)
Energy (continued)
Halliburton	252,912	4,597,940
Hess	155,580	8,345,311
Marathon Oil	405,530	11,095,301
National Oilwell Varco	242,370 [a]	5,923,523
Occidental Petroleum	268,680	16,118,113
Williams	282,070	4,084,374
XTO Energy	428,765	15,122,542
		112,850,052
Financial—11.3%
ACE	181,210	9,589,633
American Express	150,870	2,798,638
Bank of America	892,162	12,561,641
Charles Schwab	358,800	5,801,796
Fifth Third Bancorp	630,960	5,211,730
First Horizon National	583,221	6,164,641
Hudson City Bancorp	484,260	7,728,790
JPMorgan Chase & Co.	470,540	14,836,126
KeyCorp	601,470	5,124,524
U.S. Bancorp	263,080	6,579,631
Wells Fargo & Co.	523,470	15,431,896
		91,829,046
Health Care—15.0%
Amgen	182,890 [a]	10,561,897
Baxter International	314,750	16,867,452
Cephalon	52,840 [a]	4,070,794
Covidien	162,365	5,884,108
Galen Partners II, LP (Units)	0.47 [c]	60,204
Gilead Sciences	166,380 [a]	8,508,673
Hospira	143,630 [a]	3,852,157
Laboratory Corp. of America Holdings	63,200 [a]	4,070,712
Life Technologies	160,750 [a]	3,747,082
Medtronic	351,040	11,029,677

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Health Care (continued)
Novartis, ADR	193,280	9,617,613
Pfizer	1,053,130	18,650,932
Schering-Plough	501,290	8,536,969
Thermo Fisher Scientific	325,170 [a]	11,078,542
Vertex Pharmaceuticals	203,320 [a]	6,176,862
		122,713,674
Industrial—11.1%
Delta Air Lines	540,120 [a]	6,189,775
Dover	192,060	6,322,615
Emerson Electric	115,190	4,217,106
FedEx	91,450	5,866,517
Fluor	171,500	7,695,205
General Electric	1,532,210	24,821,802
KBR	275,535	4,188,132
L-3 Communications Holdings	94,000	6,935,320
Masco	378,084	4,208,075
Parker Hannifin	173,700	7,389,198
Republic Services	285,826	7,085,627
Tyco International	244,115	5,272,884
		90,192,256
Information Technology—15.6%
Accenture, Cl. A	139,780	4,583,386
Apple	138,676 [a]	11,835,997
Cisco Systems	1,045,263 [a]	17,037,787
Google, Cl. A	24,393 [a]	7,504,506
Hewlett-Packard	452,600	16,424,854
Intel	724,504	10,621,229

Common Stocks (continued)	Shares	Value ($)
Information Technology (continued)
McAfee	148,605 [a]	5,137,275
Microsoft	901,090	17,517,190
Nokia, ADR	420,070	6,553,092
Oracle	480,578 [a]	8,520,648
QUALCOMM	304,996	10,928,007
Taiwan Semiconductor
Manufacturing, ADR	799,790	6,318,341
Visa, Cl. A	75,710	3,970,990
		126,953,302
Materials—1.9%
Freeport-McMoRan Copper & Gold	73,550	1,797,562
International Paper	277,950	3,279,810
Mosaic	150,140	5,194,844
Pactiv	221,720 [a]	5,516,394
		15,788,610
Telecommunication Services—2.6%
AT & T	563,700	16,065,450
Metropcs Communications	323,086 [a]	4,797,827
		20,863,277
Utilities—4.7%
American Electric Power	381,580	12,698,982
Dominion Resources	226,420	8,114,893
Sempra Energy	239,230	10,198,375
Southern	208,540	7,715,980
		38,728,230
Total Common Stocks
(cost $974,229,805)		814,676,586

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Other Investment—.1%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $793,000)	793,000 [b]	793,000

Total Investments (cost $975,022,805)	100.0%	815,469,586
Cash and Receivables (Net)	.0%	406,237
Net Assets	100.0%	815,875,823

ADR—American Depository Receipts

a Non-income producing security.
b Investment in affiliated money market mutual fund.
c Securities restricted as to public resale. Investment in restricted securities with aggregated market value assets of
$138,464 representing .02% of net assets at December 31, 2008 (see below).

			Net
	Acquisition	Purchase	Assets
Issuer	Date	Price ($)†	(%)	Valuation ($)††

Galen Partners II, LP (Units)	5/6/94-1/3/97	751,784.01		127,987 per unit
SK Equity Fund, LP (Units)	3/8/95-9/18/96	257,039.01		60,999 per unit

†	Average cost per unit.
††	The valuation of these securities has been determined in good faith under the direction of the Board of Directors.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Information Technology	15.6	Consumer Discretionary	10.0
Health Care	15.0	Utilities	4.7
Consumer Staples	13.9	Telecommunication Services	2.6
Energy	13.8	Materials	1.9
Financial	11.3	Money Market Investment	.1
Industrial	11.1		100.0

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	974,229,805	814,676,586
Affiliated issuers	793,000	793,000
Receivable for investment securities sold		31,603,202
Dividends and interest receivable		1,945,965
Receivable for shares of Common Stock subscribed		4,384
Prepaid expenses		19,110
		849,042,247
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)		544,854
Cash overdraft due to Custodian		94,821
Payable for investment securities purchased		31,973,768
Payable for shares of Common Stock redeemed		370,656
Accrued expenses		182,325
		33,166,424
Net Assets ($)		815,875,823
Composition of Net Assets ($):
Paid-in capital		1,071,405,096
Accumulated undistributed investment income—net		2,898,358
Accumulated net realized gain (loss) on investments		(98,874,412)
Accumulated net unrealized appreciation
(depreciation) on investments		(159,553,219)
Net Assets ($)		815,875,823
Shares Outstanding
(500 million shares of $1 par value Common Stock authorized)		132,867,810
Net Asset Value, offering and redemption price per share ($)		6.14

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

Investment Income ($):
Income:
Cash dividends (net of $206,013 foreign taxes withheld at source):
Unaffiliated issuers	25,200,411
Affiliated issuers	343,961
Income from securities lending	90,932
Total Income	25,635,304
Expenses:
Management fee—Note 3(a)	7,483,872
Shareholder servicing costs—Note 3(a)	844,309
Professional fees	144,574
Custodian fees—Note 3(a)	99,989
Prospectus and shareholders’ reports	42,873
Registration fees	25,378
Directors’ fees and expenses—Note 3(b)	17,049
Loan commitment fees—Note 2	12,592
Interest expense—Note 2	141
Miscellaneous	30,197
Total Expenses	8,700,974
Less—reduction in fees due to
earnings credits—Note 1(b)	(67,573)
Net Expenses	8,633,401
Investment Income—Net	17,001,903
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(96,308,390)
Net unrealized appreciation (depreciation) on investments	(442,846,597)
Net Realized and Unrealized Gain (Loss) on Investments	(539,154,987)
Net (Decrease) in Net Assets Resulting from Operations	(522,153,084)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2008	2007
Operations ($):
Investment income—net	17,001,903	23,449,341
Net realized gain (loss) on investments	(96,308,390)	99,285,213
Net unrealized appreciation
(depreciation) on investments	(442,846,597)	(10,118,758)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(522,153,084)	112,615,796
Dividends to Shareholders from ($):
Investment income—net	(17,105,248)	(22,714,721)
Net realized gain on investments	(17,853,869)	(115,980,523)
Total Dividends	(34,959,117)	(138,695,244)
Capital Stock Transactions ($):
Net proceeds from shares sold	14,230,319	8,344,402
Dividends reinvested	30,303,933	121,134,340
Cost of shares redeemed	(99,201,040)	(129,642,885)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(54,666,788)	(164,143)
Total Increase (Decrease) in Net Assets	(611,778,989)	(26,243,591)
Net Assets ($):
Beginning of Period	1,427,654,812	1,453,898,403
End of Period	815,875,823	1,427,654,812
Undistributed investment income—net	2,898,358	4,067,900
Capital Share Transactions (Shares):
Shares sold	2,061,574	777,985
Shares issued for dividends reinvested	3,649,946	11,654,181
Shares redeemed	(12,076,322)	(11,987,694)
Net Increase (Decrease) in Shares Outstanding	(6,364,802)	444,472

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,
	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value,
beginning of period	10.25	10.48	10.28	10.25	9.56
Investment Operations:
Investment income—net[a]	.13	.17	.14	.11	.11
Net realized and unrealized
gain (loss) on investments	(3.98)	.65	1.43	.43	.69
Total from Investment Operations	(3.85)	.82	1.57	.54	.80
Distributions:
Dividends from
investment income—net	(.13)	(.17)	(.14)	(.11)	(.11)
Dividends from net realized
gain on investments	(.13)	(.88)	(1.23)	(.40)	—
Total Distributions	(.26)	(1.05)	(1.37)	(.51)	(.11)
Net asset value, end of period	6.14	10.25	10.48	10.28	10.25
Total Return (%)	(38.21)	7.89	15.58	5.28	8.46
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.76	.73	.74	.74	.75
Ratio of net expenses
to average net assets	.75	.73	.74[b]	.74	.75
Ratio of net investment income
to average net assets	1.48	1.60	1.35	1.13	1.18
Portfolio Turnover Rate	76.31	44.08	54.66	58.50	66.66
Net Assets, end of period
($ x 1,000)	815,876	1,427,655	1,453,898	1,411,351	1,503,604

a	Based on average shares outstanding at each month end.
b	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

The Dreyfus Fund Incorporated (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company.The fund’s investment objective is to provide investors with long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the Fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

Effective July 1, 2008, BNY Mellon reorganized and consolidated a number of its banking and trust company subsidiaries.As a result of the reorganization, any services previously provided to the fund by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of NewYork Mellon (formerly,The Bank of NewYork).

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors,certain factors may be considered such as:fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate. Financial futures are valued at the last sales price.

The fund adopted Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the fund’s investments carried at fair value:

	Investments in	Other Financial
Valuation Inputs	Securities ($)	Instruments ($)†
Level 1—Quoted Prices	815,331,122	0
Level 2—Other Significant
Observable Inputs	0	0
Level 3—Significant
Unobservable Inputs	138,464	0
Total	815,469,586	0

†	Other financial instruments include derivative instruments such as futures, forward currency exchange contracts and swap contracts, which are valued at the unrealized appreciation
(depreciation) on the instrument and written options contracts which are shown at value.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in
Valuation Inputs	Securities ($)
Balance as of 12/31/2007	718,292
Realized gain (loss)	1,556,839
Change in unrealized appreciation (depreciation)	(209,260)
Net purchases (sales)	(1,927,407)
Transfers in and/or out of Level 3	0
Balance as of 12/31/2008	138,464

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management banks whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended December 31, 2008, The Bank of New York Mellon earned $38,971 from lending fund portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable pro-

visions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2008, the fund did not have any liabilities for any unrecognized tax positions. The fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2008, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,898,358, accumulated capital losses $29,072,520 and unrealized depreciation $164,803,456. In addition, the fund had $64,551,655 of capital losses realized after October 31, 2008, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2008. If not applied, the carryover expires in fiscal 2016.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2008 and December 31, 2007 were as follows: ordinary income $25,654,451 and $38,633,191 and long-term capital gains $9,304,666 and $100,062,053, respectively.

During the period ended December 31, 2008, as a result of permanent book to tax differences, primarily due to the tax treatment for real estate investment trusts and dividend reclassification, the fund decreased accumulated undistributed investment income-net by $1,066,197 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Bank Lines of Credit:

Prior to October 15, 2008, the fund participated with other Dreyfus managed funds in a $350 million redemption credit facility. Effective October 15, 2008, the fund participates with other Dreyfus-managed funds in a $145 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the Facilities during the period ended December 31, 2008 was approximately $5,300 with a related weighted average annualized interest rate of 2.68%.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Manager, the management fee is payable monthly, based on the following annual percentages of the value of the fund’s average daily net assets: .65% of the first $1.5 billion; .625% of the next $500 million; .60% of the next $500 million; and .55% over $2.5 billion.

The Agreement also provides for an expense reimbursement from the Manager should the fund’s aggregate expenses, exclusive of taxes and brokerage commissions, exceed 1% of the value of the fund’s average daily net assets for any full year.No expense reimbursement was required pursuant to the Agreement for the period ended December 31, 2008.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2008, the fund was charged $516,845 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended December 31, 2008, the fund was charged $67,573 pursuant to the cash management agreement.

The fund compensates The Bank of New York Mellon under a custody agreement to provide custodial services for the fund. During the period ended December 31, 2008, the fund was charged $99,989 pursuant to the custody agreement.

During the period ended December 31, 2008, the fund was charged $5,403 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $429,805, custodian fees $27,844, chief compliance officer fees $1,197, and transfer agency per account fees $86,008.

(b) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2008, amounted to $877,765,446 and $923,415,635, respectively.

At December 31, 2008, the cost of investments for federal income tax purposes was $980,273,042; accordingly, accumulated net unrealized depreciation on investments was $164,803,456, consisting of $48,682,476 gross unrealized appreciation and $213,485,932, gross unrealized depreciation.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

In March 2008, the Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008.At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
The Dreyfus Fund Incorporated

We have audited the accompanying statement of assets and liabilities of The Dreyfus Fund Incorporated, including the statement of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Dreyfus Fund Incorporated at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates 87.39% of the ordinary dividends paid during the fiscal year ended December 31, 2008 as qualifying for the corporate dividends received deduction. Also the fund hereby designates $.0689 per share as a long-term capital gain distribution and $.0632 per share as a short-term capital gain distribution paid on June 30, 2008. For the fiscal year ended December 31, 2008, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $14,496,457 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2009 of the percentage applicable to the preparation of their 2008 income tax returns.

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on July 16 and 17, 2008, the Board considered the re-approval for an annual period (through August 31, 2009) of the fund’s Management Agreement with Dreyfus, pursuant to which Dreyfus provides the fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. Dreyfus’ representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’ representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’ research and portfolio management capabilities and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of retail, no-load large-cap core funds (the “Performance Group”) and to a larger universe of funds,

The Fund 27

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

consisting of all retail and institutional large-cap core funds (the “Performance Universe”), selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below).The Board noted that the fund’s portfolio manager has been managing the fund since May 2005.The Board members discussed the results of the comparisons and noted that the fund’s total return performance for periods ended May 31, 2008 variously was above, at or below the Performance Group median for all periods and above the Performance Universe median for all periods except the ten-year period. Dreyfus also provided a comparison of the fund’s total returns to the returns of the fund’s benchmark index for each of the calendar years for the prior ten years.

The Board members also discussed the fund’s management fee and expense ratio and reviewed the range of management fees and expense ratios as compared to a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper. The Board members noted that the fund’s contractual management fee was above the Expense Group median and the actual management fee was above the Expense Group and Expense Universe medians, and that the fund’s expense ratio was lower than the Expense Group and Expense Universe medians.

Representatives of Dreyfus reviewed with the Board members the advisory fees paid by mutual funds managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies, and included within the fund’s Lipper category (the “Similar Funds”) and stated that there were no other accounts managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund. The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit.The Board considered information, previously provided and discussed, prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board members also considered that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors. The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’ profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the Management

The Fund 29

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by Dreyfus are adequate and appropriate.

  The Board generally was satisfied with the fund’s performance for the periods dating back five years.

  The Board concluded that the fee paid by the fund to Dreyfus was reasonable in light of the services provided, comparative performance, expense and management fee information, costs of the services pro- vided and profits to be realized and benefits derived or to be derived by Dreyfus from its relationship with the fund.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Management Agreement was in the best interests of the fund and its shareholders.

BOARD MEMBERS INFORMATION (Unaudited)

The Fund 31

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Lucy Wilson Benson, Emeritus Board Member
Arthur A. Hartman, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

The Fund 33

OFFICERS OF THE FUND (Unaudited) (continued)

NOTES

For More Information

Ticker Symbol: DREVX

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2008, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.	Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $37,796 in 2007 and $38,929 in 2008.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $5,122 in 2007 and $10,398 in 2008.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2007 and $0 in 2008.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,311 in 2007 and $3,090 in 2008. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2007 and $0 in 2008.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2007 and $545 in 2008. [These services consisted of a review of the Registrant's anti-money laundering program].

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2007 and $0 in 2008.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $1,889,332 in 2007 and $12,561,320 in 2008.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]

Item 10.	Submission of Matters to a Vote of Security Holders.

     The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus Fund Incorporated

By:	/s/ J. David Officer
J. David Officer,
President

Date:	February 23, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer,
President

Date:	February 23, 2009

By:	/s/ James Windels
James Windels,
Treasurer

Date:	February 23, 2009

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)